                                                                       P I M C O




                                                  PIMCO VARIABLE INSURANCE TRUST
                                                             -------------------
                                                                   ANNUAL REPORT
                                                               December 31, 1998

Chairman's Letter


             Dear PIMCO Variable Insurance Trust Shareholder:

             We are pleased to present you with the first annual report for PIMCO Variable Insurance Trust. During its inaugural 12 months of operations, the Trust accumulated more than $111 million in net assets spread across three active series.

             The financial markets experienced remarkable volatility worldwide during 1998 as investors reacted to international economic and political discord. Despite these events, most markets rewarded patient investors with favorable returns for the 12-month period ended December 31, 1998. The U.S. stock market, as measured by the Standard & Poor's 500 Index of stocks, rose 28.58%, and the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted an 8.69% return.

             The impressive stock market growth of the first half of the year ended abruptly in the third quarter as many domestic and foreign investors re-allocated their assets, searching for more secure places to invest. Russia's debt default and currency devaluation in August, concern about further currency devaluations and weak Asian economies made investors wary of taking risk. Heightened caution reduced liquidity in most bond markets. Yield premiums required for holding non-Treasury bonds doubled for some securities between mid-summer and October.

             The markets stabilized and liquidity was restored during the fourth quarter after the Federal Reserve cut interest rates by 0.75% and other central banks followed suit. As confidence returned, Treasuries lost some appeal as a safe haven. Investors shifted money to other bond market sectors and to stocks, which surged to record highs. Yield premiums on corporate and emerging markets debt narrowed, though they remained well above levels seen earlier in the year.

             On the following pages you will find a more complete review of the stock and bond markets and specific details about the composition and total return investment performance of each Portfolio.

             We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs.



             Sincerely,

             /s/ Brent R. Harris

             Brent R. Harris
             Chairman



             January 29, 1999





                                                           1998 Annual Report  1

Market Review


             Stock Market
             Another Strong Year for Stocks

             The stock market had more than its share of ups and downs in 1998. However, by the end of the year the overall stock market posted its fourth consecutive 20%+ gain. The year began with a jolt as the market dropped in January but then rebounded quickly. In the second quarter of 1998, a recurring case of the Asian flu dealt a powerful blow to the market, and that mood prevailed through most of the third quarter. Then Alan Greenspan came to the rescue, enacting the first of three interest rate cuts in late September. The market resumed the climb it had begun in the first quarter, albeit more quickly.

             Throughout much of the year the market was propelled by technology issues and, more specifically, Internet stocks. Despite concerns about overvaluation, Internet stocks continued their meteoric ascent, dumbfounding Wall Street pundits. The rally spread to computers, as Year 2000-motivated PC purchases and better inventory management boosted this industry in the fourth quarter, lifting semiconductor and semiconductor-related stocks as well.

             A few areas in the equity markets saw disappointing returns this year. Energy stocks suffered from the low price of oil. Small-caps underperformed as investors continued their flight to quality, seeking blue-chip names instead of smaller, relatively unknown companies. Although Europe was boosted by the inception of the European Monetary Union, most other international regions did poorly. Devaluations, high interest rates, and failing economies dragged many Asian and Latin American countries' markets down.

             Looking ahead, the Adviser remains cautiously optimistic about the stock market. There is a strong possibility of an earnings slowdown in the coming year, which could temper the market but not push it into negative territory. Stock selection will be of utmost importance, and the Adviser believes that many good opportunities still exist.



             Bond Market
             Good Times for Bonds

             Six months ago in the semi-annual report to shareholders the Adviser predicted the yield on long-term U.S. Treasury bonds could range from 4% to 6%, with the 5% "handle" containing most of the movement. This was evident in the past two quarters, as late in the third quarter yields fell to below 5% for the first time since 1967. Yields remained around 5% through the end of the year.

             The Treasury market benefited from continued global turmoil. The economic problems that began in Asia and spread to Russia this past summer, have more recently affected Latin America, particularly Brazil. Unsuccessful action by the International Monetary Fund further unsettled investor confidence. This global uncertainty contributed to a massive flight to quality, as investors around the world sought relative safety in U.S. Treasuries.

             Although the municipal bond market did not benefit from the global flight to quality, the sector is currently experiencing a resurgence, with some non-taxable yields actually higher than Treasuries. While Treasuries prospered, some other sectors of the fixed income market missed out on the rally. For example, investment grade corporate bonds along with high yield bonds were hurt by fears that global problems would affect U.S. corporate earnings and growth.

             Going forward, the Adviser expects to see more countries acting to defend their currencies, either by raising interest rates or tightening control of capital. In either case, financial uncertainties around the world may increase, ultimately causing the U.S. economy to slow from its accelerated pace. The Federal Reserve may again cut interest rates in the second half of 1999, reducing the Fed Funds rate to the 4% to 4.5% range. If inflation remains in its current low range, the real rate of returns on bonds should be historically high, making this a relatively attractive opportunity for bond investors.

Total Return Bond Portfolio


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:

Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily intermediate-term investment grade bonds.

Duration:
4.44 years

Total Net Assets:
$3 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Corporate Bonds & Notes     38.6%
Mortgage-Backed Securities  34.7%
Short-Term Instruments      17.4%
U.S. Treasury Obligations    9.3%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA      66%
AA        8%
A        16%
BAA       7%
BA        3%

*% of Total Investments as of December 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance  For the Period Ended December 31, 1998


                           Total Return
                           Bond Portfolio                  Lehman Brothers
                           (Incep. 12/31/97)               Aggregate Bond Index
--------------------------------------------------------------------------------
1 Year                         8.61%                              8.69%


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1998
$10,000 invested at inception

[LINE GRAPH APPEARS HERE]

                                       Lehman
                                     Brothers
                 Total Return       Aggregate
   MONTH       Bond Portfolio      Bond Index
========       ==============      ==========

12/31/97            10,000.00       10,000.00
01/31/98            10,101.54       10,128.38
02/28/98            10,058.54       10,120.30
03/31/98            10,080.77       10,155.53
04/30/98            10,124.12       10,208.54
05/31/98            10,221.60       10,305.38
06/30/98            10,301.75       10,392.78
07/31/98            10,354.89       10,414.88
08/31/98            10,546.49       10,584.38
09/30/98            10,860.89       10,832.22
10/31/98            10,820.42       10,774.95
11/30/98            10,805.59       10,836.10
12/31/98            10,861.50       10,868.68

Past performance is not an indication of future results. The line graph above assumes the investment of $10,000 on 1/1/98, the first full month following the Portfolio inception on 12/31/97, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 .  The Total Return Bond Portfolio returned 8.61% for the 12-month period ended
   December 31, 1998, versus 8.69% for the Lehman Brothers Aggregate Bond Index.

 . The Portfolio's above-benchmark duration, or sensitivity to interest rate changes, during the first half of the year added modestly to returns as interest rates fell across all maturities.

 . Treasuries outperformed most other fixed-income sectors in 1998 as investors fled to safe assets amid global financial turmoil. The Portfolio's emphasis on Treasuries thus benefited returns.

 . The Portfolio held corporates and mortgages for only a portion of the year, effectively under-weighting these securities. This strategy added modestly to returns as both sectors underperformed the benchmark.

 . Small allocations to high-quality emerging markets credits for a portion of the year detracted from returns as investors grew wary of this sector after Russia's devaluation and effective default on its debt in August.

 . Small holdings of below-investment-grade bonds detracted from returns as yield premiums relative to Treasuries widened amid increased investor risk aversion.




                                                            1998 Annual Report 3

High Yield Bond Portfolio


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio:
Primarily high yield bonds.

Duration:
4.55 years

Total Net Assets:
$50 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Corporate Bonds and Notes     89.6%
Short-term Instruments         5.3%
Other                          5.1%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

A         1%
BAA       4%
BA       48%
B        47%

*% of Total Investments as of December 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURN INVESTMENT PERFORMANCE  For the Period Ended December 31, 1998

                           High Yield
                           Bond Portfolio.                 Lehman Intermediate
                           (Incep. 4/30/98)                BB rated Corp. Index
--------------------------------------------------------------------------------
Since Inception                1.80%                             2.82%


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1998
$10,000 INVESTED AT INCEPTION

                           [LINE GRAPH APPEARS HERE]

                 CUMULATIVE RETURNS THROUGH DECEMBER 31, 1998
                         $10,000 invested at inception

                                      Lehman
               High Yield       Intermediate
                     Bond     BB rated Corp.
   MONTH        Portfolio              Index
========       ==========     ==============
04/30/98        10,000.00          10,000.00
05/31/98        10,004.15          10,065.00
06/30/98        10,100.79          10,126.40
07/31/98        10,195.19          10,179.05
08/31/98         9,722.35           9,898.11
09/30/98         9,858.37          10,107.95
10/31/98         9,760.49           9,978.57
11/30/98        10,152.30          10,218.06
12/31/98        10,179.70          10,282.43

Past performance is not an indication of future results. The line graph above assumes the investment of $10,000 on 5/1/98, the first full month following the Portfolio inception on 4/30/98, compared to the Lehman Intermediate BB rated Corporate Index, an unmanaged market index. The investments made by the High Yield Portfolio may involve high risk and may have speculative characteristics.


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Emerging markets turmoil and stock market volatility spilled into the high yield sector in the third quarter when yield premiums reached their widest levels since the 1990-91 recession. High yield bonds recovered some on their losses in the fourth quarter as investors moved into the sector to capture near-record yield premiums versus high-quality government bonds.

 . Despite this difficult environment, the High Yield Bond Portfolio slightly underperformed its benchmark, the Lehman Intermediate BB rated Corporate Index, for the period since inception on April 30, 1998 to December 31, 1998, returning 1.80% versus 2.82% for the Index.

 . The Investment Adviser's more conservative industry orientation towards media, telecommunication and utility bonds slightly helped performance as most cyclical credits lagged.

 . An underweight of commodity-dependent firms within the Portfolio in a low-inflation environment boosted relative returns.

 . Maintaining credit discipline during the third quarter sell-off enabled the Portfolio to buy several quality credits at favorable prices that have significantly recovered since purchase.

 . Portfolio duration, or sensitivity to changes in interest rates, slightly helped returns as U.S. interest rates fell significantly.

 . The timing of the Portfolio's inception was a drag on performance as most securities were purchased just prior to the third quarter sell-off.

 . An allocation to B-rated securities detracted from performance as B-rated bonds, on average, underperformed the BB-rated bonds in the Index by 4.5% since the Portfolio's inception.

StocksPLUS Growth and Income Portfolio


--------------------------------------------------------------------------------
FUND CHARACTERISTICS
--------------------------------------------------------------------------------

Objective:
Total return which exceeds that of the S&P 500 Index.

Portfolio:
Primarily S&P 500 Index futures and short-term bonds.

Duration:
0.49 years

Total Net Assets:
$58 million

Sector Breakdown:*

[PIE CHART APPEARS HERE]

Short-Term Instruments          50.1%
Mortgage Backed Securities      21.9%
Corporate Bonds and Notes       20.2%
Asset-Backed Securities          6.1%
Other                            1.7%

Quality Breakdown:*

[PIE CHART APPEARS HERE]

AAA        87%
AA          4%
A           2%
BAA         6%
BA          4%

*% of Total Investments as of December 31, 1998

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

Total Return Investment Performance  For the Period Ended December 31, 1998


                        StocksPLUS Growth
                        and Income Portfolio
                        (Incep. 12/31/97)                     S&P 500 Index
--------------------------------------------------------------------------------

1 Year                        30.11%                              28.58%


CUMULATIVE RETURNS THROUGH DECEMBER 31, 1998
$10,000 invested at inception

[LINE GRAPH APPEARS HERE]

               StocksPLUS
               Growth and
                   Income            S&P 500
   MONTH        Portfolio              Index
========       ==========          =========

12/31/97        10,000.00          10,000.00
01/31/98        10,140.00          10,110.60
02/28/98        10,820.00          10,839.78
03/31/98        11,370.00          11,394.88
04/30/98        11,490.00          11,509.51
05/31/98        11,260.00          11,311.67
06/30/98        11,701.13          11,771.15
07/31/98        11,570.00          11,645.78
08/31/98         9,905.61           9,962.04
09/30/98        10,669.10          10,600.20
10/31/98        11,552.26          11,462.42
11/30/98        12,222.26          12,157.16
12/31/98        13,011.16          12,857.66

Past performance is not an indication of future results. The line graph above assumes the investment of $10,000 on 1/1/98, the first full month following the Portfolio inception on 12/31/97, compared to the Standard and Poor's 500 Index, an unmanaged market index. The Portfolio may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

 . Despite increased volatility and notable losses during the third quarter, U.S. large-cap stocks delivered remarkable returns in 1998. The total return of the StocksPLUS Growth and Income Portfolio for the year ended December 31, 1998 was 30.11%, outperforming the 28.58% return provided by the S&P 500 Index.

 . Global economic and financial uncertainty spurred a "flight to quality" during the year that resulted in the strong performance of U.S. Treasuries and Eurodollar futures positions held in the Portfolio.

 . An overall duration longer than that of S&P 500 Index futures contracts enhanced Portfolio returns as rates fell significantly during the year.

 . Performance was also enhanced by the incremental yield provided by corporate and mortgage holdings, although the price performance of these sectors was mixed.

 . Limited emerging market securities purchased in September, after yield premiums had increased significantly, added to performance for the year.

 . "StocksPLUS" is an enhanced index approach to equity investing in which PIMCO uses S&P 500 Index futures and swaps contracts to obtain the price performance of the S&P 500 Index and seeks excess returns by actively managing the short-duration bond portfolio backing these contracts.


                                                      1998 Annual Report 5

Financial Highlights

                                                                 Total Return       High Yield            StocksPLUS Growth
Selected Per Share Data for the Year Ended: December 31, 1998    Bond Portfolio (a) Bond Portfolio (b)    and Income Portfolio (c)

Net asset value beginning of period                           $       10.00         $         10.00       $           10.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                              0.56                    0.51                   0.30
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) (d)                            0.28                   (0.34)                  2.68
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                         0.84                    0.17                   2.98
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                  (0.56)                  (0.50)                 (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital gains                         (0.19)                   0.00                  (0.11)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (0.75)                  (0.50)                 (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                                 $       10.09         $          9.67       $          12.58
----------------------------------------------------------------------------------------------------------------------------------
Total return                                                           8.61%                   1.80%                 30.11%
----------------------------------------------------------------------------------------------------------------------------------
Net assets end of period (000's)                              $       3,259         $        49,761       $         58,264
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                0.65%                   0.75%*                 0.65%
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   5.55%                   7.90%*                 5.30%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              138.72%                  12.94%                 60.64%
----------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Commenced operations on December 31, 1997.
(b) Commenced operations on April 30, 1998.
(c) Commenced operations on December 31, 1997.
(d) Per share amounts based on average number of shares outstanding during the period.





6 See accompanying notes

Statements of Assets and Liabilities
December 31, 1998


                                                                    Total Return             High Yield            StocksPLUS Growth
Amounts in thousands, except per share amounts                    Bond Portfolio         Bond Portfolio         and Income Portfolio
                                                                  ------------------------------------------------------------------
Assets:
Investments, at value                                             $        3,479         $       48,924            $        57,517
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                           0                      0                        139
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                           0                    504                         24
------------------------------------------------------------------------------------------------------------------------------------
Receivable for portfolio shares sold                                           0                    213                        193
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                             71                    929                        249
------------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                    0                      0                        158
------------------------------------------------------------------------------------------------------------------------------------
Manager reimbursement receivable                                               3                     12                         10
------------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                   5                      5                          5
------------------------------------------------------------------------------------------------------------------------------------
                                                                           3,558                 50,587                     58,295
====================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased            $          296         $          398            $             0
------------------------------------------------------------------------------------------------------------------------------------
Payable for portfolio shares purchased                                         0                      0                          1
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                    0                      0                          2
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                                1                     21                         17
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                     1                     11                         11
------------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                              1                    396                          0
------------------------------------------------------------------------------------------------------------------------------------
                                                                             299                    826                         31
====================================================================================================================================

Net Assets                                                        $        3,259         $       49,761            $        58,264
====================================================================================================================================

Net Assets Consist of:
Paid in capital                                                   $        3,232         $       50,478            $        53,610
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                            0                      2                         14
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                             4                    (87)                     2,001
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                    23                   (632)                     2,639
------------------------------------------------------------------------------------------------------------------------------------
                                                                  $        3,259         $       49,761            $        58,264
====================================================================================================================================

Shares Issued and Outstanding                                                323                  5,146                      4,632
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)                             $        10.09         $         9.67            $         12.58
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                         $        3,447         $       49,556            $        57,382
====================================================================================================================================

7   1998 Annual Report See accompanying notes

Statements of Operations
For the year ended December 31, 1998

                                                                   Total Return             High Yield            StocksPLUS Growth
Amounts in thousands                                         Bond Portfolio (a)         Bond Portfolio         and Income Portfolio
                                                         ---------------------------------------------------------------------------
Investment Income:
Interest                                                     $              192         $        1,672         $                856
------------------------------------------------------------------------------------------------------------------------------------
Dividends                                                                     0                     57                            0
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                             192                  1,729                          856
====================================================================================================================================

Expenses:
Investment advisory fees                                                     12                     99                           57
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                           8                     50                           36
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                                2                     12                           10
------------------------------------------------------------------------------------------------------------------------------------
Organization costs                                                            1                      1                            1
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                            23                    162                          104
------------------------------------------------------------------------------------------------------------------------------------
   Reimbursement by manager                                                  (3)                   (12)                         (10)
------------------------------------------------------------------------------------------------------------------------------------
   Net expenses                                                              20                    150                           94
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income                                                       172                  1,579                          762
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                     (12)                   (87)                          (2)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures contracts and written options            76                      0                        2,425
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                     0                      0                           (1)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments          32                   (632)                         135
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures contracts  and written options                  (9)                     0                        2,504
------------------------------------------------------------------------------------------------------------------------------------

   Net Gain (Loss)                                                           87                   (719)                       5,061
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in Assets Resulting from Operations             $              259         $          860          $             5,823
====================================================================================================================================

(a) Period from April 30, 1998 to December 31, 1998.

8  See accompanying notes

Statements of Changes in Net Assets


Amounts in thousands
                                                                      Total Return                High Yield      StocksPLUS Growth
                                                                    Bond Portfolio            Bond Portfolio   and Income Portfolio
                                                           -------------------------------------------------------------------------
                                                                        Year Ended               Period from             Year Ended
Increase (Decrease) in Net Assets from:                          December 31, 1998             April 30,1998      December 31, 1998
                                                                                        to December 31, 1998
Operations:
Net investment income                                                  $       172              $      1,579           $       762
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                        64                       (87)                 2,422
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                            23                      (632)                 2,639
------------------------------------------------------------------------------------------------------------------------------------
Net increase resulting from operations                                         259                       860                  5,823
====================================================================================================================================

Distributions to Shareholders:
From net investment income                                                    (172)                   (1,577)                  (748)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains                                                (60)                        0                   (421)
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                           (232)                   (1,577)                (1,169)
====================================================================================================================================

Portfolio Share Transactions:
Receipts for shares sold                                                     2,900                    65,974                 64,713
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions                                        232                     1,577                  1,169
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                          0                   (17,073)               (12,272)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Portfolio share transactions          3,132                    50,478                 53,610
------------------------------------------------------------------------------------------------------------------------------------

Total Increase in Net Assets                                           $     3,159              $     49,761           $     58,264
====================================================================================================================================

Net Assets:
Beginning of period                                                            100                         0                      0
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                        $     3,259              $     49,761           $     58,264
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed investment income of:                     $         0              $          2           $         14
------------------------------------------------------------------------------------------------------------------------------------

                                    1998 Annual Report See accompanying notes  9

Schedule of Investments

Total Return Bond Portfolio
December 31, 1998

                                                   Principal
                                                      Amount            Value
                                                      (000s)           (000s)
------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES 47.1%
------------------------------------------------------------------------------

Banking & Finance 17.0%
Associates Corp. of North America
   6.450% due 10/15/01                              $    100       $      102
Dean Witter Discover
   5.584% due 06/27/00 (c)                               100              100
Ford Motor Credit Corp.
   5.498% due 10/15/02 (c)                               150              149
Merrill Lynch & Co.
   5.487% due 05/08/01 (c)                               100              100
PNC Funding Corp.
   6.125% due 09/01/03                                   100              102
                                                                   -----------
                                                                          553

Industrials 3.2%
Philip Morris Cos., Inc.
   7.250% due 09/15/01                                   100              104

Utilities 20.9%
California Energy
  10.250% due 01/15/04                                   140              148
Philadelphia Electric
   6.500% due 05/01/03                                   100              104
Sprint Corp.
   8.125% due 07/15/02                                   150              163
Texas Utilities Co.
   7.375% due 08/01/01                                   100              105
United Telecom
   9.500% due 06/06/01                                   150              163
                                                                   -----------
                                                                          683
                                                                   -----------
Total Corporate Bonds & Notes                                           1,340
(Cost $1,325)                                                      ===========

------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES 37.1%
------------------------------------------------------------------------------

Federal Home Loan Mortgage Corporation 11.5%
   8.500% due 08/01/24                                   360              376

Federal Housing Administration 25.6%
   7.430% due 01/25/23 (c)                               792              834
                                                                   -----------
Total Mortgage-Backed Securities                                        1,210
(Cost $1,192)                                                      ===========

------------------------------------------------------------------------------
  U.S. TREASURY OBLIGATIONS 9.9%
------------------------------------------------------------------------------

U.S. Treasury Bonds
   9.125% due 05/15/18                                   200              290
U.S. Treasury Strips
   0.000% due 08/15/19                                   100               32
                                                                   -----------
Total U.S. Treasury Obligations                                           322
(Cost $324)                                                        ===========

------------------------------------------------------------------------------
  SHORT-TERM INSTRUMENTS 16.6%
------------------------------------------------------------------------------

Commercial Paper 15.3%
BellSouth Telecommunications, Inc
   5.050% due 01/13/99                                   100              100
General Electric Co.
   5.510% due 01/25/99                                   100              100
General Motors Acceptance Corp.
   5.510% due 01/25/99                                   100              100
National Rural Utilities Cooperative
   4.880% due 03/23/99                                   100               99
Procter & Gamble Co.
   5.250% due 02/05/99                                   100              100
                                                                   -----------
                                                                          499
                                                                   ===========
------------------------------------------------------------------------------
Repurchase Agreement 2.7%
State Street Bank
    4.000% due 01/04/99                             $     88       $       88
    (Dated 12/31/98. Collateralized by
    U.S. Treasury Bills 6.000% 02/15/26
    valued at $94,403. Repurchase
    proceeds are $88,039.)

U.S. Treasury Bills (b) 0.6%
   4.310% due 05/27/99                                    20               20
                                                                   -----------

Total Short-Term Instruments                                              607
(Cost $606)                                                        -----------

Total Investments (a) 106.7%                                       $    3,459
(Cost $3,447)

Other Assets and Liabilities (Net) (6.7%)                                (220)
                                                                   -----------

Net Assets 100.0%                                                  $    3,259
                                                                   ===========


Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                     $       36
Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                             (4)
                                                                   -----------

Unrealized appreciation-net                                        $       32
                                                                   ===========

(b) Securities with an aggregate market
value of $20 have been segregated with
the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                                     Unrealized
 Type                                    Contracts                (Depreciation)
--------------------------------------------------------------------------------

U.S. Treasury 10 Year Note (03/99)               9                 $         (9)

(c) Variable rate security. The rate is as of December 31, 1998.

10 See accompanying notes

Schedule of Investments

High Yield Bond Portfolio
December 31, 1998


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 88.2%
--------------------------------------------------------------------------------
Banking & Finance 6.0%
Forest City Enterprises
   8.500% due 03/15/08                                $      250    $      252
Fuji Bank
   9.870% due 12/31/49(b)                                    100            72
Helicon Group
  11.000% due 11/01/03(b)                                    600           627
Imperial Credit Industries, Inc.
   9.875% due 01/15/07                                       300           233
Nationwide Credit, Inc.
  10.250% due 01/15/08                                       200           167
Sumitomo
   9.400% due 12/29/49(b)                                    100            95
TPSA Finance BV
   7.750% due 12/10/08                                       750           742
Trizec Finance Limited
  10.875% due 10/15/05                                       750           801
                                                                   -----------
                                                                         2,989
Industrials 70.7%
Aaf-Mcquay, Inc.
   8.875% due 02/15/03                                       500           493
Abbey Healthcare Group
   9.500% due 11/01/02                                       200           194
Advanced Lighting
   8.000% due 03/15/08                                       450           407
AEI Holding Co.
  10.500% due 12/15/05                                       350           350
Allied Waste North America, Inc.
   7.625% due 01/01/06                                       750           758
American Commercial Lines
  10.250% due 06/30/08                                       400           408
American Standard
   7.375% due 02/01/08                                       500           503
Amphenol Corp.
   9.875% due 05/15/07                                       200           205
Avalon Cable
   9.375% due 02/01/08                                       250           257
Ball Corp.
   7.750% due 08/01/06                                       250           263
   8.250% due 08/01/08                                       250           261
Benedek Broadcasting Corp.
  11.875% due 03/01/05                                       500           545
Beverly Enterprises, Inc.
   9.000% due 02/15/06                                       300           306
Buckeye Technologies, Inc.
   8.000% due 10/15/10                                       800           772
Building Materials Corp.
   7.750% due 07/15/05                                       200           198
   8.000% due 12/01/08                                       400           401
   8.625% due 12/15/06                                       250           259
Call-Net Enterprises, Inc.
   8.000% due 08/15/08                                       200           194
Century Communications Corp.
   0.000% due 03/15/03(d)                                    400           297
   8.750% due 10/01/07                                       400           442
Circus Circus Enterprises
   6.750% due 07/15/03                                       100            93
Clark R&M Holdings
   8.375% due 11/15/07                                       250           236
Coltec Industries, Inc.
   7.500% due 04/15/08                                       400           426
Columbus McKinnon
   8.500% due 04/01/08                                       250           236
Comcast Cellular
   9.500% due 05/01/07                                       450           479
Comcast Corp.
   9.500% due 01/15/08                                       700           749
Cross Timbers Oil Co.
   8.750% due 11/01/09                                       250           224
   9.250% due 04/01/07                                       250           234
CSC Holdings, Inc.
   9.875% due 02/15/13                                       500           558
Echostar Communications Corp.
   0.000% due 06/01/04(c)                                    700           720
Extended Stay America
   9.150% due 03/15/08                                       250           236
Extendicare Health Services
   9.350% due 12/15/07                                       350           334
Falcon Holding Group LP
   8.375% due 04/15/10                                       500           520
Federal-Mogul Corp.
   7.500% due 07/01/04                                       150           152
   7.750% due 07/01/06                                       350           359
Fisher Scientific
   9.000% due 02/01/08                                       375           377
Gardern State Newspapers
   8.750% due 10/01/09                                       250           251
Globalstar LP
  11.375% due 02/15/04                                       250           190
Goss Graphic Systems, Inc.
  12.000% due 10/15/06                                       100            56
Grupo Televisa SA
   0.000% due 05/15/08(c)                                    275           206
  11.375% due 05/15/03                                       150           149
Gulf Canada Resources
   9.625% due 07/01/05                                       350           366
HMH Properties, Inc.
   7.875% due 08/01/05                                       350           343
   8.450% due 12/08/06                                       150           151
Hollinger International Publishing
   8.625% due 03/15/05                                       150           158
   9.250% due 03/15/07                                       400           424
Huntsman Corp.
   9.500% due 07/01/07                                       450           450
Huntsman Packaging Corp.
   9.125% due 10/01/07                                       350           350
Integrated Health Services
   9.500% due 09/15/07                                       200           191
Intermedia Communications, Inc.
   0.000% due 05/15/06(c)                                    500           394
ISP Holdings, Inc.
   9.000% due 10/15/03                                       200           213
   9.750% due 02/15/02                                       500           534
J. Ray McDermott
   9.375% due 07/15/06                                       500           530
J.Q. Hammons Hotels
   8.875% due 02/15/04                                       250           233
Jones Intercable, Inc.
   8.875% due 04/01/07                                       250           273
K Mart Corp.
   8.130% due 12/16/03                                       500           515
K-III Communications Co.
   8.500% due 02/01/06                                       400           408
L-3 Communications Corp.
  10.375% due 05/01/07                                       400           441
Level 3 Communications, Inc.
   9.125% due 05/01/08                                       650           644
Lin Television Corp.
   8.375% due 03/01/08                                       500           503
Magnum Hunter Resources, Inc.
  10.000% due 06/01/07                                       250           214
Mail-Well, Inc.
   8.750% due 12/15/08                                       500           503
McLeodUSA Inc.
   0.000% due 03/01/07(c)                                    600           456
   9.500% due 11/01/08                                       250           266
MJD Communications, Inc.
   9.500% due 05/01/08                                       400           396
NTL, Inc.
  11.500% due 10/01/08                                       400           439
Ocean Rig Norway
  10.250% due 06/01/08                                       120            97


                                   1998 Annual Report See accompanying notes  11

High Yield Bond Portfolio
December 31, 1998

                                                   Principal
                                                      Amount             Value
                                                      (000s)            (000s)
--------------------------------------------------------------------------------
Optel, Inc.
  11.500% due 07/01/08                           $       200        $      196
Orion Network Systems, Inc.
   0.000% due 01/15/07(c)                                400               252
P&L Coal Holdings
   8.875% due 05/15/08                                   400               410
Packard Bioscience Co.
   9.375% due 03/01/07                                   150               143
Perry-Judd
  10.625% due 12/15/07                                   450               475
Petroleos Mexicanos
  10.261% due 07/15/05(b)                                300               278
Phar-Mor, Inc.
  11.720% due 09/11/02                                   150               158
Pharmerica, Inc.
   8.375% due 04/01/08                                   500               453
Physician Sales and Service, Inc.
   8.500% due 10/01/07                                   375               393
Polymer Group, Inc.
   8.750% due 03/01/08                                   400               395
Pool Energy Co.
   8.625% due 04/01/08                                   350               333
Pride International, Inc.
   9.375% due 05/01/07                                   250               228
Qwest Communications International, Inc.
   0.000% due 10/15/07(c)                                150               117
   0.000% due 02/01/08(c)                                610               464
R.H. Donnelly, Inc.
   9.125% due 06/01/08                                   125               132
Regal Cinemas, Inc.
   8.875% due 12/15/10                                   400               399
   9.500% due 06/01/08                                    50                52
Renaissance Media Group
   0.000% due 04/15/08(c)                                100                69
Revlon Consumer Products
   8.125% due 02/01/06                                   300               290
Safety-Kleen Services
   9.250% due 06/01/08                                   250               259
SC International Services, Inc.
   9.250% due 09/01/07                                   300               302
Silgan Holdings, Inc.
   9.000% due 06/01/09                                   300               304
Smithfield Foods
   7.625% due 02/15/08                                   275               278
Stater Brothers Holdings
  11.000% due 03/01/01                                   250               248
Station Casinos, Inc.
   9.750% due 04/15/07                                   250               263
Sun Healthcare Group, Inc.
   9.375% due 05/01/08                                   250               201
   9.500% due 07/01/07                                   150               122
Supercanal Holdings
  11.500% due 05/15/05                                   100                61
Synthetic Industries, Inc.
   9.250% due 02/15/07                                   450               464
Telewest Communications
   9.625% due 10/01/06                                   400               408
Tenet Healthcare Corp.
   8.625% due 12/01/03                                   250               264
TFM SA de CV
   0.000% due 06/15/09(c)                                200                94
Trans-Resources, Inc.
  10.750% due 03/15/08                                   350               348
United Defense Industry, Inc.
   8.750% due 11/15/07                                   250               254
United Refining Co.
  10.750% due 06/15/07                                   150               104
US Air, Inc.
   9.330% due 01/01/06                                   147               157
   9.625% due 09/01/03                                   200               217
Vintage Petroleum
   9.000% due 12/15/05                                   300               293
Westpoint Stevens, Inc.
   7.875% due 06/15/08                                   500               511
World Color Press, Inc.
   8.375% due 11/15/08                                   600               603
Young Broadcasting, Inc.
   8.750% due 06/15/07                                   300               306
Ziff-Davis, Inc.
   8.500% due 05/01/08                                   100                99
                                                                    ------------
                                                                        35,187
Utilities 11.5%
AES Corp.
  10.250% due 07/15/06                                   500               543
Bridas Corp.
  12.500% due 11/15/99                                   300               306
Calpine Corp.
   7.875% due 04/01/08                                   200               202
  10.500% due 05/15/06                                   175               194
CMS Energy
   8.125% due 05/15/02                                   500               513
Coho Energy, Inc.
   8.875% due 10/15/07                                   300               257
Flag Limited
   8.250% due 01/30/08                                   150               147
   8.250% due 01/30/08                                   400               392
ITC Deltacom
   8.875% due 03/01/08                                   350               343
Metromedia Fiber Network, Inc.
  10.000% due 11/15/08                                   500               516
Metronet Communications Corp.
   0.000% due 06/15/08(c)                                200               124
Nextel Communications, Inc.
   0.000% due 02/15/08(c)                                500               299
Niagara Mohawk Power
   7.750% due 10/01/08                                   250               273
Nuevo Energy Co.
   8.875% due 06/01/08                                   170               162
Orange PLC
   8.000% due 08/01/08                                   475               482
Rural Cellular Corp.
   9.625% due 05/15/08                                   350               353
Sprint Spectrum LP
  11.000% due 08/15/06                                   500               580
                                                                    ------------
                                                                         5,686
                                                                    ------------
Total Corporate Bonds & Notes                                           43,862
(Cost $44,466)                                                      ============

--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS 0.1%
--------------------------------------------------------------------------------

U.S. Treasury Strips
   0.000% due 08/15/26                                   200                46
                                                                    ------------
Total U.S. Treasury Obligations                                             46
(Cost $40)                                                          ============

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.6%
--------------------------------------------------------------------------------

Airplanes Pass Through Trust
  10.875% due 03/15/19                                   300               338
Morgan Stanley Aircraft Finance
   8.700% due 03/15/23                                   500               456
                                                                    ------------
Total Asset-Backed Securities                                              794
(Cost $788)                                                         ============

--------------------------------------------------------------------------------
SOVEREIGN ISSUES 0.8%
--------------------------------------------------------------------------------

Republic of Argentina
   6.188% due 03/31/05(b)                                235               200
Republic of Korea
   8.875% due 04/15/08                                   200               206
                                                                    ------------
Total Sovereign Issues                                                     406
(Cost $401)                                                         ============


12    See accompanying notes

                                                                         Value
                                                  Shares                (000s)
--------------------------------------------------------------------------------
PREFERRED STOCK 2.4%
--------------------------------------------------------------------------------
CSC Holdings, Inc.
  12.293% due 01/01/00                             2,713            $      303
Fresenius Medical Care
   7.875% due 02/01/08                               400                   383
   9.000% due 12/01/06                               500                   521
                                                                    ------------
Total Preferred Stock                                                    1,207
(Cost $1,252)                                                       ============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.2%
--------------------------------------------------------------------------------

                                               Principal
                                                  Amount
                                                  (000s)
Commercial Paper 4.8%
Ameritech Corp.
   5.660% due 01/15/99                       $       700                   699
General Electric Capital Corp
   5.140% due 01/12/99                               700                   699
   5.500% due 01/29/99                               800                   797
   5.500% due 02/04/99                               200                   199
                                                                    ------------
                                                                         2,394
                                                                    ============
Repurchase Agreement 0.4%
State Street Bank
   4.000% due 01/04/99                              215                    215
   (Dated 12/31/98. Collateralized by                               ------------
   U.S. Treasury Bills 8.750% 05/15/17
   valued at $223,929. Repurchase
   proceeds are $215,096.)

Total Short-Term Instruments                                             2,609
(Cost $2,609)                                                       ============

Total Investments (a) 98.3%                                         $   48,924
(Cost $49,556)

Other Assets and Liabilities (Net) 1.7%                                    837
                                                                    ------------

Net Assets 100.0%                                                   $   49,761
                                                                    ============
Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                      $      567

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                          (1,211)
                                                                    ------------

Unrealized depreciation-net                                         $     (644)
                                                                    ------------

(b) Variable rate security. The rate listed is as December 31, 1998.

(c) Security becomes interest bearing at a future date.

(d) Zero-coupon security.


                                1998 Annual Report See accompanying notes    13

Schedule of Investments
StocksPLUS Growth and Income Portfolio
December 31, 1998


                                                Principal
                                                   Amount                Value
                                                   (000s)               (000s)
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 20.0%
--------------------------------------------------------------------------------
Banking & Finance 8.8%
American General Corp.
   6.050% due 07/02/01(d)                      $      300           $      303
Chrysler Financial Corp.
   5.253% due 06/11/01(d)                             600                  598
Edison Funding
   6.050% due 12/17/99                              1,000                1,006
Lehman Brothers Holdings, Inc.
   8.150% due 05/15/00                                100                  102
Merrill Lynch
   5.750% due 11/20/00(d)                           1,000                1,000
Nacional Financiera
   8.649% due 12/01/00(d)                           1,000                1,010
Paine Webber Group, Inc.
   7.700% due 02/11/00                                130                  132
Steers Securities
   6.438% due 05/12/99(d)                           1,000                1,000
                                                                    ------------
                                                                         5,151
Industrials 5.1%
Champion International Corp.
   9.700% due 05/01/01                                300                  325
Delta Air Lines
   6.034% due 06/29/99(d)                           1,000                1,000
Petroleos Mexicanos
  10.261% due 07/15/05(d)                             500                  464
RJR Nabisco
   8.000% due 07/15/01                                 65                   65
   8.625% due 12/01/02                                 65                   66
Time Warner, Inc.
   4.900% due 07/29/99                              1,000                  997
US Air, Inc.
   9.625% due 09/01/03                                 30                   32
                                                                    ------------
                                                                         2,949
Utilities 6.1%
Central Maine
   6.997% due 10/25/99(d)                           1,000                1,005
Enron Corp.
   5.734% due 03/30/00(d)                           1,000                  998
Florida Gas Transmission
   8.140% due 11/01/99                              1,000                1,021
Noram Energy
   7.500% due 08/01/00                                500                  516
                                                                    ------------
                                                                         3,540
                                                                    ------------
Total Corporate Bonds & Notes                                           11,640
(Cost $11,571)                                                      ============

--------------------------------------------------------------------------------
MORTAGAGE-BACKED SECURITIES 21.7%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 20.2%
Countrywide Home Loans
   6.500% due 03/25/28                                778                  784
Federal National Mortgage Assn.
   7.000% due 06/25/06                              1,000                1,002
GE Capital Mortgage Services, Inc.
   6.500% due 12/25/23                              2,057                2,051
Government National Mortgage Assn.
   7.500% due 08/20/21                                962                  968
Headlands Mortgage Securities, Inc.
   7.000% due 02/25/28                              1,317                1,331
   7.250% due 11/25/27                              1,000                1,018
Independent National Mortgage Corp.
   8.350% due 06/25/25                                976                  987
Prudential Home Mortgage Securities
   6.750% due 08/25/08                                637                  632
Residential Funding Mortgage Securities, Inc.
   6.500% due 07/25/08                                396                  397
   7.250% due 08/25/27                              1,582                1,591
   7.250% due 10/25/27                              1,000                1,007
                                                                    ------------
                                                                        11,768
Federal National Mortgage Association 1.5%
   6.134% due 08/01/31(d)                              84                   85
   6.153% due 08/01/29(d)                             294                  296
   6.400% due 12/01/28(d)                             450                  456
                                                                    ------------
                                                                           837
                                                                    ------------
Total Mortgage-Backed Securities                                        12,605
(Cost $12,586)                                                      ============

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 6.0%
--------------------------------------------------------------------------------

First Plus Home Loan Trust
   6.450% due 02/10/09                              1,000                1,002
Rescuritization Mortgage Trust
   5.879% due 04/26/21(d)                             901                  890
Green Tree Home Equity Loan Trust
   6.000% due 06/15/29                                530                  533
Money Store Home Equity Trust
   6.345% due 11/15/21                                500                  503
Morgan Stanley Capital
   5.854% due 07/25/27(d)                             577                  585
                                                                    ------------
Total Asset-Backed Securities                                            3,513
(Cost $3,666)                                                       ============

--------------------------------------------------------------------------------
SOVEREIGN ISSUES 1.6%
--------------------------------------------------------------------------------

Republic of Korea
   7.813% due 04/08/00(d)                           1,000                  958
                                                                    ------------
Total Sovereign Issues                                                     958
(Cost $933)

--------------------------------------------------------------------------------
PURCHASED PUT OPTIONS 0.0%
--------------------------------------------------------------------------------

Eurodollar June Futures (CME)
    Strike @ 92.75 Exp. 06/14/99                   12,000                    0
Eurodollar September Futures (CME)
    Strike @ 91.75 Exp. 09/14/99                   15,000                    0
                                                                    ------------
Total Purchased Put Options                                                  0
(Cost $0)                                                           ============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 49.4%
--------------------------------------------------------------------------------

Commercial Paper 41.6%
Ameritech Corp.
   5.660% due 01/15/99                              2,500                2,496
BellSouth Telecommunications, Inc
   5.050% due 01/13/99                              2,500                2,497
Federal Home Loan Mortgage Corp.
   5.080% due 01/20/99                              7,500                7,483
Ford Motor Credit Corp.
   5.460% due 01/15/99                              2,000                1,997
   5.510% due 01/22/99                                500                  499
General Electric Capital Corp
   5.500% due 02/04/99                              2,000                1,991
   5.890% due 01/13/99                                500                  499
General Motors Acceptance Corp.
   5.510% due 01/25/99                              1,000                  997
   5.510% due 01/25/99                                600                  598
National Rural Utilities Cooperative
   4.880% due 03/23/99                              1,000                  989
Procter & Gamble Co.
   5.250% due 02/05/99                              1,200                1,194
Texas Utilities
   6.042% due 02/12/99                              2,980                2,980
                                                                    ------------
                                                                        24,220
                                                                    ------------
Repurchase Agreement 3.5%
State Street Bank
   4.000% due 01/04/99                              2,070                2,070
   (Dated 12/31/98. Collateralized by                               ============
   U.S. Treasury Note 6.250% 02/28/02
   valued at $2,111,424. Repurchase
   proceeds are $2,070,920.)



14   See accompanying notes

                                               Principal
                                                  Amount                 Value
                                                  (000s)                (000s)
--------------------------------------------------------------------------------
U.S. Treasury Bills (b)(e) 4.3%
   4.332% due 01/07/99-03/04/99              $     2,525            $    2,511
                                                                    ------------
Total Short-Term Instruments                                            28,801
(Cost $28,800)                                                      ============

Total Investments (a) 98.7%                                         $   57,517
(Cost $57,382)

Written Options (c) (0.0%)                                                  (2)
(Premiums $3)

Other Assets and Liabilities (Net) 1.3%                                    749
                                                                    ------------

Net Assets 100.0%                                                   $   58,264
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At December 31, 1998, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost.                                      $      165

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value.                                             (30)
                                                                    ------------

Unrealized appreciation-net                                         $      135
                                                                    ============

(b) Securities with an aggregate market value of $2,511 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 1998:

                                                                    Unrealized
                                                                 Appreciation/
Type                                           Contracts        (Depreciation)
--------------------------------------------------------------------------------
S&P 500 Index (03/99)                                186            $    2,504
Mini S&P 500 Index (03/99)                             1                     0
Eurodollar March Futures (03/00)                       2                     0
Eurodollar June Futures (06/00)                        2                    (0)
Eurodollar September Futures (09/00)                   2                     0
Eurodollar September Futures (09/01)                   3                     3
Eurodollar December Futures (12/99)                    2                    (2)
                                                                    ------------
                                                                    $    2,505
                                                                    ============

(c) Premiums received on written options:

Type                                 Contracts   Premium                 Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond March Futures
   Strike @ 138.00 Exp. 02/20/99             5   $     1            $        0
Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 120.00 Exp. 02/20/99             3         1                    (1)
Put - CBOT U.S. Treasury Bond March Futures
   Strike @ 122.00 Exp. 02/20/99             3         1                    (1)
                                                 -------------------------------
                                                 $     3            $       (2)
                                                 ===============================

(d) Variable rate security. The rate is as of December 31, 1998.

(e) Securities are grouped by a range of coupons and represent a range of maturities.


                               1998 Annual Report See accompanying notes    15

Notes to Financial Statements
December 31, 1998

1. Organization

The PIMCO Variable Insurance Trust (the "Trust") is an open-end investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by Separate Accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The Trust consist of sixteen separate portfolios: Money Market, Short-Term Bond, Low Duration Bond, Real Return Bond, Total Return Bond, High Yield Bond, Long-Term U.S. Government, Global Bond, Foreign Bond, Emerging Markets Bond, Strategic Balanced, StocksPLUS Growth and Income, Equity Income, Capital Appreciation, Mid-Cap Growth and Small-Cap Value Portfolios (the "Portfolios"). On December 22, 1997 the Total Return Bond Portfolio was provided seed capital of $100,000 by the Adviser. The active Portfolios and their commencement of operations dates are set forth below:
Total Return Bond Portfolio                       December 31, 1997
High Yield Bond Portfolio                         April 30, 1998
StocksPLUS Growth and Income Portfolio            December 31, 1997

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

December 31, 1998

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, of each Portfolio, except the StocksPLUS Growth and Income Portfolio are declared on each day the Trust is open for business and are distributed to shareholders monthly. Dividends from net investment income, if any, of the StocksPLUS Growth and Income Portfolio is declared and distributed to shareholders quarterly. All dividends are reinvested in additional shares of the related Portfolios. Net realized capital gains earned by a Portfolio, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting to tax basis accounting of dividend distributions.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Financing Transactions. A Portfolio may enter into financing transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted; the value of the security may change over the term of the financing transaction; and the return earned by a Portfolio with the proceeds of a financing transaction may not exceed transaction costs. Included in payable for investments and foreign currency purchased are amounts of $293,063 and $198,250 for the Total Return Bond and High Yield Bond Portfolios, respectively, related to these financing transactions.

Futures and Options. Certain Portfolios are authorized to enter into futures contracts and options. A Portfolio may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Repurchase Agreements. Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred.


                                                           1998 Annual Report 17

December 31, 1998

Restricted Securities. The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO, which is a wholly-owned subsidiary partnership of PIMCO Advisors L.P., serves as investment adviser (the "Adviser") to the Trust, pursuant to an investment advisory contract. The Advisory Fee is charged at an annual rate of 0.40% of net assets for the Total Return Bond and StocksPLUS Growth and Income Portfolios; and 0.50% of net assets for the High Yield Bond Portfolio.

Administration Fee. PIMCO serves as administrator (the "Administrator"), and provides administrative services to the Trust for which it receives from each Portfolio a monthly administrative fee based on average daily net assets. The Administration Fee is charged at the annual rate of 0.25% for the Total Return Bond, High Yield Bond and StocksPLUS Growth and Income Portfolios.

Expenses. PIMCO pays for most of the expenses of the Portfolios, including legal, audit, custody, transfer agency and certain other services, and is responsible for the cost of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders or other appropriate parties. The Portfolios are responsible for bearing certain expenses associated with their operations that are not provided or procured by PIMCO. PIMCO has voluntarily undertaken to waive and reimburse expenses of each Portfolio to the extent necessary, to limit the expenses to 0.65%, 0.75% and 0.65% of average daily net assets of the Total Return Bond, High Yield Bond and StocksPLUS Growth and Income Portfolios, respectively. For the year ended December 31, 1998, expenses of the Total Return Bond, High Yield Bond and StocksPLUS Growth and Income Portfolios have been reduced by $3,205, $12,352 and $10,435. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.
     Each unaffiliated Trustee receives an annual retainer of $4,000, plus $1,500 for each Board of Trustees meeting attended in person and $250 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, an unaffiliated Trustee who serves as a Committee Chair receives an additional annual retainer of $500. These expenses are allocated to the Portfolios of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 1998 were as follows (amounts in thousands):

                                             U.S. Government/Agency                    All Other
                                       ----------------------------------------------------------------
                                               Purchases           Sales      Purchases           Sales
-------------------------------------------------------------------------------------------------------
Total Return Bond Portfolio                   $    3,486         $     0     $    2,381      $    2,861
High Yield Bond Portfolio                             39               0         50,651           3,746
StocksPLUS Growth and Income Portfolio             4,046           3,034         29,703           1,043

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):


                                      StocksPLUS Growth and Income Portfolio
                                   ---------------------------------------------
                                                                         Premium
--------------------------------------------------------------------------------
Balance at 12/31/97                                               $           0
--------------------------------------------------------------------------------
Sales                                                                         2
--------------------------------------------------------------------------------
Closing Buys                                                                  0
--------------------------------------------------------------------------------
Expirations                                                                   0
--------------------------------------------------------------------------------
Exercised                                                                     0
--------------------------------------------------------------------------------
Balance at 12/31/98                                               $           2
--------------------------------------------------------------------------------


6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                                                           High Yield           StocksPLUS Growth
                                                     Total Return Bond Portfolio         Bond Portfolio       and Income Portfolio
                                            ----------------------------------------  ----------------------  ---------------------
                                                                      For the Period    Period from 04/30/98
                                           Year Ended 12/31/98        Ended 12/31/97             to 12/31/98   Year Ended 12/31/98
                                           Shares       Amount   Shares       Amount     Shares      Amount    Shares      Amount
----------------------------------------   -----------------------------------------  ----------------------  ---------------------
Receipts for shares sold                      290     $  2,900       10     $    100      6,763    $ 65,974      5,681    $ 64,713
----------------------------------------   -----------------------------------------  ----------------------  ---------------------
Issued as reinvestment of distributions        23          232        0            0        163       1,577         97       1,169
----------------------------------------   -----------------------------------------  ----------------------  ---------------------
Cost of shares redeemed                         0            0        0            0     (1,780)    (17,073)    (1,146)    (12,272)
----------------------------------------   -----------------------------------------  ----------------------  ---------------------
Net increase resulting from
   Portfolio share transactions               313     $  3,132       10     $    100      5,146    $ 50,478      4,632    $ 53,610
----------------------------------------   -----------------------------------------  ----------------------  ---------------------

The following schedule shows the number of shareholders each owning 5% or more of a Portfolio and the total percentage of the Portfolio held by such shareholders:

                                            5% or Greater Shareholders
                             ---------------------------------------------------
                                                    Number  % of Portfolio Held
--------------------------------------------------------------------------------

Total Return Bond Portfolio                            1                   100%
High Yield Bond Portfolio                              3                   100%
StocksPLUS Growth and Income Portfolio                 2                   100%


7. Federal Income Tax Matters

As of December 31, 1998, the Portfolios listed in the table below had a capital loss carryforward that was realized in the current year. Additionally, the Total Return Bond and StocksPLUS Growth and Income Portfolios realized capital and/or foreign currency losses during the period November 1, 1998 through December 31, 1998, which the Portfolios have elected to defer to the following fiscal year pursuant to income tax regulations. The amounts deferred are $5,914 and $1,570, respectively.
     The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.


                               Capital Loss Carryforwards (amounts in thousands)
                             ---------------------------------------------------
                                        Realized Losses               Expiration
--------------------------------------------------------------------------------

High Yield Bond Portfolio           $           75,638                 12/31/06


                                                          1998 Annual Report  19

Report of Independent Accountants


      To the Trustees and Shareholders of the PIMCO Variable Insurance Trust

      In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Return Bond Portfolio, High Yield Bond Portfolio, and StocksPLUS Growth and Income Portfolio (each a Portfolio of PIMCO Variable Insurance Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


      PricewaterhouseCoopers LLP


      Kansas City, Missouri
      February 12, 1999

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Variable Insurance Trust. Founded in 1971, Pacific Investment Management Company currently manages assets in excess of $157 billion on behalf of mutual fund and institutional clients located around the world.

Pacific Investment Management Company is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $244 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affiliated firms are:

Pacific Investment Management Company/Newport Beach, California Oppenheimer Capital/New York, New York Columbus Circle Investors/Stamford, Connecticut Cadence Capital Management/Boston, Massachusetts NFJ Investment Group/Dallas, Texas Parametric Portfolio Associates/Seattle, Washington Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."


Trustees and Officers
     Brent R. Harris Chairman and Trustee
     R. Wesley Burns President and Trustee
     Guilford C. Babcock Trustee
     Vern O. Curtis Trustee
     Thomas P. Kemp Trustee
     William J. Popejoy Trustee
     Garlin G. Flynn Secretary
     John P. Hardaway Treasurer

Investment Adviser and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 300
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Counsel
     Dechert Price & Rhoads
     1775 Eye Street, N.W.
     Washington, D.C. 20006-2401

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO VARIABLE INSURANCE TRUST


840 NEWPORT CENTER DRIVE, SUITE 300
NEWPORT BEACH, CA 92660
888.746.2688


This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the PIMCO Variable Insurance Trust, which contains information covering its investment policies as well as other pertinent information.